SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                        DATE OF REPORT: FEBRUARY 18, 2005
                        (Date of earliest event reported)

                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

     333-16031                                                   86-0793960
(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)

                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


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         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))


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EXPLANATORY NOTE:

This Amendment to the Current Report on Form 8-K amends the Current Report on Form 8-K filed by Incentra Solutions, Inc. (the "Company") on February 23, 2005 and is being filed solely for the purpose of attaching Exhibit Number 10.13 which was omitted from the Company's Current Report on Form 8-K filed on February 23, 2005.

                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

         (c)

         NUMBER   DOCUMENTS

         10.13 Standstill Agreement, dated as of February 18, 2005, by and among Incentra Solutions, Inc., Laurus Master Fund Ltd. and Wells Fargo Bank, N.A.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INCENTRA SOLUTIONS, INC.


Date:  February 25, 2005                 By: /s/Thomas P. Sweeney III
                                             -----------------------------------
                                             Thomas P. Sweeney III
                                             Chief Executive Officer